                                                                      EXHIBIT 21


                        CENTRAL PARKING CORPORATION & SUBSIDIARIES
                        FEIN 62-1052916
                        FOR YEAR ENDING 9/30/98

                        ALL CORPORATION HAVE THE FOLLOWING ADDRESS:
                        2401 21ST AVE SOUTH #200
                        NASHVILLE, TN 37212

                                               COMPANY
                        ----------------------------------------------------------
         UK             CENTRAL PARKING SYSTEM OF UK, LTD.
         GERMANY        CENTRAL PARKING SYSTEM DEUTSCHLAND, GMBH                         50%
         CZECH          CENTRAL PARKING SYSTEM OF THE CZECH REPUBLIC, S.R.O.
         UK             CONTROL PLUS PARKING SYSTEM OF UK, LTD

         MEXICO         SERVICIOS CORPORATIVOS PARA ESTACIONAMIENTOS, S.A. DE C.V.       50%

         MEXICO         CENTRAL PARKING SYSTEM OF MEXICO, S.A. DE C.V.                   50%

         CANADA         774201 ONTARIO, INC.

         CANADA         811462 ONTARIO, INC.

       1 TN             CENTRAL PARKING SYSTEM, INC
       2 TN             CENTRAL PARKING SYSTEM - AIRPORT SERVICES, INC.
       3 TN             CENTRAL PARKING SYSTEM OF ALABAMA, INC.
       4 TN             CENTRAL PARKING SYSTEM OF ASIA, INC.
       5 TN             CENTRAL PARKING SYSTEM OF CONNECTICUT, INC.
       6 TN             CENTRAL PARKING SYSTEM OF FLORIDA, INC.
       7 TN             CENTRAL PARKING SYSTEM OF GEORGIA, INC.
       8 TN             CENTRAL PARKING SYSTEM OF ILLINOIS, INC.
       9 IN             CENTRAL PARKING SYSTEM OF INDIANA, INC.
      10 TN             CENTRAL PARKING SYSTEM OF IOWA, INC.
      11 TN             CENTRAL PARKING SYSTEM OF KANSAS CITY, INC.
      12 TN             CENTRAL PARKING SYSTEM OF KENTUCKY, INC.
      13 TN             CENTRAL PARKING SYSTEM OF LOUISIANA, INC.
      14 TN             CENTRAL PARKING SYSTEM OF MARYLAND, INC.
      15 TN             CENTRAL PARKING SYSTEM OF MASSACHUSETTS, INC.
      16 TN             CENTRAL PARKING SYSTEM OF MISSISSIPPI, INC.
      17 TN             CENTRAL PARKING SYSTEM OF NEW ORLEANS, INC.
      18 TN             CENTRAL PARKING SYSTEM OF NEW YORK, INC.
      19 TN             CENTRAL PARKING SYSTEM OF NORTH CAROLINA, INC.
      20 TN             CENTRAL PARKING SYSTEM OF OHIO, INC.
      21 TN             CENTRAL PARKING SYSTEM OF OKLAHOMA, INC.
      22 TN             CENTRAL PARKING SYSTEM OF PENNSYLVANIA, INC.

      23 TN             CENTRAL PARKING SYSTEM OF PUERTO RICO, INC.
      24 TN             CENTRAL PARKING SYSTEM OF RHODE ISLAND, INC.
      25 TN             CENTRAL PARKING SYSTEM OF SOUTH CAROLINA, INC.
      26 TN             CENTRAL PARKING SYSTEM OF ST. LOUIS, INC.
      27 TN             CENTRAL PARKING SYSTEM OF TENNESSEE, INC.
      28 TN             CENTRAL PARKING SYSTEM OF TEXAS, INC.
      29 TN             CENTRAL PARKING SYSTEM OF VIRGINIA, INC.
      30 TN             CENTRAL PARKING SYSTEM OF WASHINGTON, INC.
      31 TN             CENTRAL PARKING SYSTEM OF WISCONSIN, INC.
      32 TN             CPC FINANCE OF TENNESSEE, INC.


      33 TN             CENTRAL PARKING SYSTEM REALTY, INC
      34 TN             SHERIDAN HERITAGE DEVELOPMENT CORP.
      35 TN             LARIMER DEVELOPMENT CORP.
      36 TN             CENTRAL PARKING SYSTEM REALTY OF MISSOURI, INC
      37 TN             CENTRAL PARKING SYSTEM REALTY OF NEW YORK, INC
      38 TN             DENVER BASEBALL STADIUM GARAGE


      39 DC             DIPLOMAT PARKING CORPORATION

      40 NY             KINNEY SYSTEM HOLDING CORP.
      41 NY             KINNEY - WESTSIDE, INC.
      42 DE             KINNEY SYSTEM, INC.
      43 CA             KINCAL, INC.
      44 CO             KINNEY SYSTEM OF DENVER, INC.
      45 CT             KINNEY SYSTEM OF CONNECTICUT, INC.
      46 CT             KINNEY SYSTEM OF HARTFORD, INC.
      47 DC             KINNEY - VERMONT, INC.
      48 DC             KINNEY AT WATERGATE, INC.
      49 DC             KINNEY CAPITAL, INC.
      50 DC             KINNEY GARAGES OF WASHINGTON INC.
      51 DC             KINNEY GEORGETOWN, INC.
      52 DC             KINNEY HOTEL SYSTEM, INC.
      53 DC             KINNEY MEDICAL PARKING, INC.
      54 DC             KINNEY MIDLANTIC, INC.
      55 DC             KINNEY PARKING OF GEORGETOWN, INC.
      56 DC             KINNEY PARKING OF WASHINGTON, INC.
      57 DC             KINNEY SYSTEM OF COLUMBIA, INC.
      58 DC             KINNEY SYSTEM OF FIFTH ST., INC.
      59 DC             KINNEY SYSTEM OF GREATER WASHINGTON, INC.
      60 DC             KINNEY SYSTEM OF WASHINGTON SQUARE, INC.
      61 DC             KINNEY SYSTEM, D.C.,  INC.

      62 DC             SARBOV PARKING CORPORATION
      63 DC             THE KINNEY CORPORATION
      64 DE             KINNEY PARKING SYSTEM OF TEXAS, INC.
      65 DE             KINNEY PARKING, INC.
      66 DE             KINNEY SYSTEM OF D.C. INC.
      67 DE             KINNEY SYSTEM OF DELAWARE, INC.
      68 FL             KINNEY DUPONT PLAZA, INC.
      69 FL             KINNEY GARAGES OF MIAMI, INC.
      70 FL             KINNEY OF HOLLYWOOD BEACH, INC
      71 FL             KINNEY SYSTEM OF EDEN ROC, INC.
      72 FL             KINNEY SYSTEM OF FLORIDA, INC.
      73 FL             KINNEY SYSTEM OF MIAMI, INC.
      74 KY             KINNEY OF KENTUCKY, INC.
      75 MA             KINNEY BATTERY WHARF, INC.
      76 MA             KINNEY CUSTOM HOUSE, INC.
      77 MA             KINNEY METROPOLITAN OF BOSTON, INC.
      78 MA             KINNEY MYSTIC CENTER, INC.
      79 MA             KINNEY PARKING OF LOWELL, INC.
      80 MA             KINNEY PARKING OF MASSACHUSETTS, INC.
      81 MA             KINNEY PARKING OF SUFFOLK COUNTY, INC.
      82 MA             KINNEY SYSTEM - NAHANT, INC.
      83 MA             KINNEY SYSTEM OF BOSTON, INC.
      84 MA             KINNEY SYSTEM OF NEW ENGLAND, INC.
      85 MA             KINNEY SYSTEM OF PROVINCE STREET INC.
      86 MA             KINNEY SYSTEM OF SUDBURY ST., INC.
      87 MA             KINNEY SYSTEM OF WORCESTER INC.
      88 MA             KINNEY TRANSPORTATION, INC.
      89 MA             KINNEY VALET OF MASSACHUSETTS, INC.
      90 MD             KINNEY GARAGES OF MARYLAND INC.
      91 MD             KINNEY PARKING OF MARYLAND INC.
      92 MD             KINNEY SYSTEM OF BALTIMORE INC.
      93 MD             KINNEY SYSTEM OF BETHESDA INC.
      94 MD             KINNEY SYSTEM OF MARYLAND, INC.
      95 MD             KINNEY SYSTEM OF ROCKVILLE, INC.
      96 NJ             COLUMBUS-KINNEY, INC.
      97 NJ             KINNEY - ELIZABETH, INC.
      98 NJ             KINNEY - ESSEX COUNTY INC.
      99 NJ             KINNEY - MARINA, INC.
     100 NJ             KINNEY - PATH, INC.
     101 NJ             KINNEY - PAVONIA, INC.
     102 NJ             KINNEY AIRPORT PARKING, INC. (NJ)
     103 NJ             KINNEY BOARDWALK OF ATLANTIC CITY, INC.
     104 NJ             KINNEY CARPARK, INC.
     105 NJ             KINNEY EAST KINNEY, INC.

     106 NJ             KINNEY GARAGES OF ATLANTIC CITY, INC.
     107 NJ             KINNEY GARAGES, INC.  (NJ)
     108 NJ             KINNEY GARDEN STATE, INC.
     109 NJ             KINNEY GREEN STREET, INC.
     110 NJ             KINNEY HACKENSACK, INC.
     111 NJ             KINNEY HALSEY STREET, INC.
     112 NJ             KINNEY HILL STREET, INC.
     113 NJ             KINNEY HOBOKEN AT OBSERVER HIGHWAY, INC.
     114 NJ             KINNEY INDUSTRIES INC.
     115 NJ             KINNEY INTERNATIONAL INC.
     116 NJ             KINNEY JEFFERSON, INC.
     117 NJ             KINNEY LOMBARDY STREET, INC.
     118 NJ             KINNEY LONG BRANCH, INC.
     119 NJ             KINNEY MAXWELL, INC.
     120 NJ             KINNEY MONROE, INC.
     121 NJ             KINNEY MONTGOMERY INC.
     122 NJ             KINNEY OF ATLANTIC CITY, INC.
     123 NJ             KINNEY OF BAYONNE, INC.
     124 NJ             KINNEY OF CAMDEN, INC.
     125 NJ             KINNEY OF EXCHANGE PLACE, INC.
     126 NJ             KINNEY OF JOURNAL SQUARE, INC.
     127 NJ             KINNEY OF NORTHERN NEW JERSEY, INC.
     128 NJ             KINNEY OF ORANGE, INC.
     129 NJ             KINNEY PARKING OF ATLANTIC CITY, INC.
     130 NJ             KINNEY PARKING OF NEW JERSEY, INC.
     131 NJ             KINNEY RAYMOND BOULEVARD, INC.
     132 NJ             KINNEY SERVICES, INC.
     133 NJ             KINNEY SOMERVILLE, INC.
     134 NJ             KINNEY SOUTH JERSEY, INC.
     135 NJ             KINNEY SYSTEM HOSPITAL MANAGEMENT, INC.
     136 NJ             KINNEY SYSTEM OF ATLANTIC CITY, INC
     137 NJ             KINNEY SYSTEM OF HOBOKEN, INC.
     138 NJ             KINNEY SYSTEM OF JERSEY CITY, INC.
     139 NJ             KINNEY SYSTEM OF NEW JERSEY, INC.
     140 NJ             KINNEY SYSTEM OF NEWARK, INC.
     141 NJ             KINNEY UNIVERSITY STREET, INC.
     142 NJ             LK 36 ENTERPRISES, INC.
     143 NJ             MULBERRY STREET PARKING, INC.
     144 NJ             NEW JERSEY - KINNEY, INC.
     145 NJ             UNITED KINNEY CORPORATION
     146 NJ             WASHINGTON KINNEY, INC.
     147 NY             12 WEST 48TH STREET CORP.
     148 NY             155 WEST 48TH STREET CORP.
     149 NY             30 EAST 62ND ST. GARAGE CORP.

     150 NY             38 WEST PARKING CORP.
     151 NY             47 WEST 63RD STREET ASSOCIATES, INC.
     152 NY             BRONX-KINNEY, INC.
     153 NY             DOWNTOWN KINNEY INC.
     154 NY             HARMUR ENTERPRISES, INC.
     155 NY             HSM MANAGEMENT, INC.
     156 NY             KINNEY - 40TH ST. INC
     157 NY             KINNEY - 9TH STREET, INC.
     158 NY             KINNEY - AVENUE OF THE AMERICAS, INC.
     159 NY             KINNEY - CARS, INC.
     160 NY             KINNEY - CENTRAL PARK SOUTH, INC.
     161 NY             KINNEY - CIVIC CENTER, INC.
     162 NY             KINNEY - CLARIDGE, INC.
     163 NY             KINNEY - FOREST HILLS, INC.
     164 NY             KINNEY - GRAND CENTRAL, INC.
     165 NY             KINNEY - GUNHILL, INC.
     166 NY             KINNEY - MADISON, INC.
     167 NY             KINNEY - MONARCH, INC.
     168 NY             KINNEY - MONTANA, INC
     169 NY             KINNEY - PARK AVENUE INC.
     170 NY             KINNEY - TRUMP VILLAGE, INC
     171 NY             KINNEY - WEST END AVENUE, INC.
     172 NY             KINNEY 1 CPW GARAGE, INC.
     173 NY             KINNEY 345 W. 58TH ST., INC.
     174 NY             KINNEY 360 E. 65TH ST., INC.
     175 NY             KINNEY 4055 TENTH AVE., INC.
     176 NY             KINNEY 42ND ST. INC
     177 NY             KINNEY 444 TENTH AVE., INC.
     178 NY             KINNEY 555 W. 57TH ST., INC.
     179 NY             KINNEY 73RD STREET CORP.
     180 NY             KINNEY ALPHA  CORP.
     181 NY             KINNEY BETA  CORP.
     182 NY             KINNEY CHARLTON, INC.
     183 NY             KINNEY COUNTY PARKING, INC.
     184 NY             KINNEY COVE CORP.
     185 NY             KINNEY DELTA  CORP.
     186 NY             KINNEY EAST 26TH STREET, INC.
     187 NY             KINNEY EAST 46TH STREET, INC.
     188 NY             KINNEY EAST 60TH ST. PARKING CORP.
     189 NY             KINNEY EAST 75TH STREET, INC.
     190 NY             KINNEY EDGEWATER CORP.
     191 NY             KINNEY FIVE BOROUGH, INC.
     192 NY             KINNEY GAMMA  CORP.
     193 NY             KINNEY GARAGES, INC.  (NY)

     194 NY             KINNEY HOSPITAL PARKING, INC.
     195 NY             KINNEY HOTEL SERVICES, INC.
     196 NY             KINNEY JOHNSON AVENUE, INC.
     197 NY             KINNEY LONDON TERRACES, INC.
     198 NY             KINNEY METROPOLITAN TOWER, INC.
     199 NY             KINNEY MIDTOWN PARKING, INC.
     200 NY             KINNEY MORNINGSIDE, INC
     201 NY             KINNEY NORTH MOORE STREET, INC.
     202 NY             KINNEY NYC, INC.
     203 NY             KINNEY OF 18TH ST., INC.
     204 NY             KINNEY OF 22ND ST., INC.
     205 NY             KINNEY OF 89TH ST., INC.
     206 NY             KINNEY OF AMERICA, INC.
     207 NY             KINNEY OF ARCHER AVENUE, INC.
     208 NY             KINNEY OF BROOKLYN, INC.
     209 NY             KINNEY OF COLUMBIA, INC.
     210 NY             KINNEY OF JANE STREET, INC.
     211 NY             KINNEY OF LIVINGSTON STREET, INC.
     212 NY             KINNEY OF LONG ISLAND, INC.
     213 NY             KINNEY OF MANHATTAN, INC.
     214 NY             KINNEY OF MULBERRY ST., INC.
     215 NY             KINNEY OF ROOSEVELT, INC.
     216 NY             KINNEY ON 11TH STREET, INC.
     217 NY             KINNEY ON 50TH ST., INC.
     218 NY             KINNEY ON 58TH ST., INC.
     219 NY             KINNEY ON 66TH STREET, INC.
     220 NY             KINNEY ON THE CONCOURSE, INC.
     221 NY             KINNEY ON THE HUDSON, INC.
     222 NY             KINNEY ON WATER STREET, INC.
     223 NY             KINNEY PARKING OF 40TH ST., INC.
     224 NY             KINNEY PARKING OF THE BRONX, INC.
     225 NY             KINNEY PARKING SYSTEM OF NEW YORK, INC.
     226 NY             KINNEY PARKING SYSTEM, INC.
     227 NY             KINNEY PARK-IT, INC.
     228 NY             KINNEY PENN PLAZA, INC.
     229 NY             KINNEY PROFESSIONAL SERVICES, INC.
     230 NY             KINNEY PROMENADE, INC.
     231 MA             KINNEY ST. JAMES, INC.
     232 NY             KINNEY SYSTEM - 8TH AVENUE , INC.
     233 NY             KINNEY SYSTEM EASTSIDE PARKING, INC.
     234 NY             KINNEY SYSTEM MANAGEMENT, INC.
     235 NY             KINNEY SYSTEM OF 34TH STREET, INC.
     236 NY             KINNEY SYSTEM OF GREATER NEW YORK, INC.
     237 NY             KINNEY SYSTEM OF MANHATTAN, INC.

     238 NY             KINNEY SYSTEM OF NEW YORK, INC.
     239 NY             KINNEY SYSTEM ON 57TH STREET, INC.
     240 NY             KINNEY THIRD AVENUE INC.
     241 NY             KINNEY TOWER, INC.
     242 NY             KINNEY UPPER MANHATTAN, INC
     243 NY             KINNEY VALET  61 ST., INC.
     244 NY             KINNEY VALET PARKING, INC.
     245 NY             KINNEY VALET SYSTEM, INC.
     246 NY             KINNEY VARICK BROADWAY, INC.
     247 NY             KINNEY WEST 37TH ST.,  INC.
     248 NY             KINNEY WEST 41ST STREET, INC.
     249 NY             KINNEY WEST 55TH STREET PARKING, INC.
     250 NY             KINNEY WEST 58TH ST., INC.
     251 NY             KINNEY WEST 83RD ST., INC.
     252 NY             KINNEY WOODLAWN, INC.
     253 NY             KINNEY YORK AVENUE, INC.
     254 NY             LCB PARKING CORP.
     255 NY             MANHATTAN KINNEY PARKING, INC
     256 NY             METROPOLITAN KINNEY INC.
     257 NY             MUNICIPAL KINNEY, INC.
     258 NY             NEW YORK KINNEY INC.
     259 NY             QUEENS KINNEY, INC.
     260 NY             S&M ENTERPRISES, INC.
     261 NY             SAMPLE PARKING CORP.
     262 NY             SAS PARKING SERVICES, INC.
     263 NY             SLATE PARKING CORP.
     264 NY             SONAR PARKING CORP.
     265 NY             SPACE PARKING SERVICES, INC.
     266 NY             SPECIALIZED PARKING SYSTEM, INC.
     267 NY             SPS PARKING GROUP, INC.
     268 NY             SPS PARKING SERVICES, INC.
     269 NY             STOP - PARK GARAGE CORP.
     270 NY             SUTPHIN BLVD. PARKING CORP.
     271 NY             THE KATZ PARKING SYSTEM OF COLUMBUS CIRCLE, INC.
     272 NY             THE KATZ PARKING SYSTEM, INC.
     273 NY             THE KINNEY GROUP, INC.
     274 NY             TRIPLE S PARKING SERVICES, INC.,
     275 NY             VANDERBILT PARKING CORP.
     276 NY             WILKE PARKING ASSOCIATES, LTD.
     277 OH             KINNEY PARKING SYSTEM OF DAYTON, INC.
     278 PA             KINNEY - KENNEDY BOULEVARD, INC.
     279 PA             KINNEY AIRPORT PARKING, INC.
     280 PA             KINNEY DEVELOPMENT, INC.
     281 PA             KINNEY GARAGES DEVELOPMENT, INC.

     282 PA             KINNEY INDEPENDENCE MALL, INC.
     283 PA             KINNEY LUDLOW ST., INC.
     284 PA             KINNEY OF PENNSYLVANIA INC.
     285 PA             KINNEY OF PHILADELPHIA, INC.
     286 PA             KINNEY OF RACE STREET, INC
     287 PA             KINNEY ON MARKET ST., INC.
     288 PA             KINNEY SANSOM ST., INC.
     289 PA             KINNEY SYSTEM OF PHILADELPHIA, INC.
     290 RI             KINNEY SYSTEM OF PROVIDENCE ,INC.
     291 VA             KINNEY OF ARLINGTON, INC.
     292 VA             KINNEY OF NORTHERN VIRGINIA, INC.
     293 VA             KINNEY PARKING OF VIRGINIA INC.
     294 DC             KINNEY OF WASHINGTON, INC.
     295 DC             KINNEY SYSTEM OF WASHINGTON, INC.

     296 NY             SQUARE INDUSTRIES, INC.
     297 GA             SQUARE PEACH WEST CORPORATION
     298 MD             GEORGIAN SQUARE CORP.
     299 NJ             125 HALSEY CORP.
     300 NJ             4 WEST PARK STREET CORP.
     301 NJ             SQUARE KENTUCKY CORP.
     302 NJ             SQUARE LIBERTY CORP.
     303 NJ             SQUARE MALL CORP.
     304 NY             112 W 25TH ST. SQUARE CORP.
     305 NY             LESLIE CRAIG CORP.
     306 NY             SQUARE 30TH ST. CORP.
     307 NY             SQUARE ALPHA CORP.
     308 NY             SQUARE LAFAYETTE GARAGE CORP.
     309 NY             SQUARE PARKING CANADA, INC.
     310 NY             SQUARE STEWART CORP.
     311 PA             1111 WALNUT CORPORATION
     312 PA             11TH & SANSOM PARKING CORP.
     313 PA             12TH & SANSOM PARKING CORPORATION
     314 PA             23RD & ARCH PARKING CORPORATION
     315 PA             714 SMITHFIELD CORP.
     316 PA             805 SQUARE CORP.
     317 PA             ARCH SQUARE CORP.
     318 PA             METRO AUTO PARKING, INC.
     319 PA             PENNSYLVANIA SQUARE CORP.
     320 PA             REBOY DEVELOPMENT CORP.
     321 PA             S.L. SCHWARTZ, INC.
     322 PA             SII CORPORATION
     323 PA             SQUARE 100 FORBES CORP.
     324 PA             SQUARE 224 CORP.

     325 PA             SQUARE 3RD & LOMBARD CORP.
     326 PA             SQUARE ACADEMY CORP.
     327 PA             SQUARE ARENA CORP.
     328 PA             SQUARE BOULEVARD CORP.
     329 PA             SQUARE CARLTON CORP.
     330 PA             SQUARE CENTER CITY CORP.
     331 PA             SQUARE CHESTNUT CORPORATION
     332 PA             SQUARE FORT DUQUESNE, INC.
     333 PA             SQUARE GREGG, INC.
     334 PA             SQUARE HISTORIC CORP.
     335 PA             SQUARE JUNIPER CORP.
     336 PA             SQUARE MDM CORP.
     337 PA             SQUARE PALACE CORP.
     338 PA             SQUARE PITTSBURGH CORP.
     339 PA             SQUARE PLAZA CORP.
     340 PA             SQUARE RODMAN CORP.
     341 PA             SQUARE SANSOM CORP.
     342 PA             SQUARE WALNUT CORP.
     343 PA             SQUARE WASH CORP.
     344 PA             SQUARE/JEFFERSON CORP.
     345 PA             STEEL PARKING CORP.
     346 PA             WILLOW PARKING CORP.
     347 MA             275 WASHINGTON PARKING CORP
     348 NY             331 WEST 43 CORP.
     349 NJ             400 CARNEGIE AVE CORP.
     350 NJ             6 & 8 WEST PARK STREET, INC.
     351 NJ             643 BROAD ST. CORP.
     352 NY             70 E. 10TH ST. SQUARE CORP.
     353 NY             711 WEST END AVE GARAGE CORP.
     354 NJ             808 SQUARE CORP.(NJ)
     355 NY             808 SQUARE CORP.(NY)
     356 NJ             810 SQUARE CORP.
     357 NY             839 6TH CORP.
     358 PA             955 PENN CORP.
     359 NJ             ATLANTIC SQUARE CORP.
     360 NJ             BROAD NEWARK CORP.
     361 NJ             CENTRAL PARKING SYSTEM OF  NJ, INC
     362 OH             PUBLIC SQUARE PARKING CORP
     363 NJ             S.P. PARKING, INC.
     364 NY             SQUARE 575 LEX, INC.
     365 NY             SQUARE 804 CORP.
     366 DE             SQUARE 88 CORP
     367 PA             SQUARE ARCH CORP.
     368 MA             SQUARE BOSTON CORP

     369 PA             SQUARE BROAD CORP.
     370 PA             SQUARE FOURTH AVE CORP.
     371 PA             SQUARE FULTON CORP.
     372 GA             SQUARE INDUSTRIES OF ATLANTA
     373 PA             SQUARE KENNEDY CORP.
     374 PA             SQUARE LOCUST CORP.
     375 PA             SQUARE MARKET CORP.
     376 GA             SQUARE PEACH CORPORATION                                         80%
     377 PA             SQUARE PHILADELPHIA CORP
     378 NY             SQUARE PLUS OPERATING CORP
     379 NJ             SQUARE SHORE CORP.
     380 PA             SQUARE SOUTH CORP.
     381 PA             SQUARE THIRD AVE CORP.
     382 DC             SQUARE WASHINGTON CORP
     383 DE             SQUARE WILMINGTON CORP